UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

ENGILITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)
(703) 708-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 3, 2016, Engility Holdings, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the three and twelve months ended December 31, 2015. The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 2.02.
As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release issued by Engility Holdings, Inc. on March 3, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

March 3, 2016	By:	/s/ Jon Brooks
Date	Name:	Jon Brooks
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Engility Holdings, Inc. on March 3, 2016